Leases	9 Months Ended
Sep. 30, 2024
Leases [Abstract]
Leases	Leases
All right-of-use assets relate to leased premises. As at January 1, 2024 the Group had right-of-use assets relating to ten pre-existing lease agreements pertaining to four properties in the United Kingdom, three in the United States of America and one in Austria.

On June 26, 2024 the Group reached agreement with the landlord of its headquarters in Oxford, United Kingdom in relation to updated lease rentals following completion of contractually required rent reviews as per the terms of the underlying lease agreements for that premises. Based on the revised lease rentals, the related ROU assets and lease liabilities were revised upwards by £2,540,000 from that date.

In December 2022, the Group entered into a lease arrangement in relation to premises in Miami, Florida, United States. The lease term commenced on February 26, 2024, being the date at which the landlord made the premises available to the Group, resulting in the recognition of a right of use asset of £2,125,000. The lease expires on June 1, 2034. In the fourth quarter of 2023, as a result of the Group's cost containment measures, the decision was taken not to occupy these premises, and instead to lease smaller premises nearby. At that point it was estimated that the present value of the unavoidable costs of meeting the Group’s obligations under the contract exceed the expected benefits to be received from subletting the space by £807,000, and a provision for that amount recorded in the fourth quarter of 2023, with such provision recognised as an impairment of the right-of-use (“ROU”) asset upon its capitalisation in February 2024.

The lease in question was sublet to a third party from September 9, 2024, with such sublease being deemed to constitute a finance lease. As such the ROU asset relating to the head-lease was disposed of, with the reversal of the previous impairment recognised and the recognition of a finance lease receivable of £1,793,000, being an amount equal to the net investment in the lease at that point. The sublease term expires on June 1, 2034.

The undiscounted finance lease payments receivable in relation to this sublease as at September 30, 2024 are as follows:

30 September 2024
£'000
Within one year	79
One to five years	1,309
More than 5 years	906
Unearned finance income	(501)
Net finance lease receivable	1,793

On August 12, 2024 the Group disposed of one of its leased properties in Oxford, United Kingdom. A payment of £700,000 was made upon the return of the lease, representing settlement of all outstanding obligations in relation to the premises. The disposal resulted in the de-recognition of a ROU asset with a cost of £1,513,000 and net book value of £322,000 at the date of disposal.
13.    Leases (continued)

The Group entered into two seven-year lease arrangements in relation to laboratory and office space in Vienna, Austria on September 3, 2021. Annually from January, 1 each year lease payments are indexed based on the consumer price index rate as published by STATISTIK AUSTRIA at September of the preceding year, being 10.6% in September 2022 and 6.0% in September 2023 respectively. The impact of this change in index rate is reflected when the adjustment to the lease payments takes effect in accordance with IFRS 16 paragraph 42(b), with the change in lease rentals from January 2024 resulting in reductions of £442,000 and £532,000 to the lease liabilities and related ROU assets for the laboratory and office space respectively at that date.

As part of the impairment review described in note 11 above, the Company has recognised an impairment charge of £911,000 in relation to these premises during the nine months ended September 30, 2024.

The undiscounted lease liability contractual maturities as at September 30, 2024 and December 31, 2023 are as follows:

	September 30, 2024	31 December 2023
	£'000	£'000
Within one year	4,167	3,399
One to five years	14,609	14,707
More than 5 years	2,857	4,003
	21,633	22,109